Q3 2012 Earnings Presentation November 8, 2012 Mike Petters President and Chief Executive Officer Barb Niland Corporate Vice President, Business Management & Chief Financial Officer

Safe Harbor

Statements in this presentation, other than statements of historical fact, constitute
"forward-looking statements" within the meaning of the Private Securities Litigation Reform
Act of 1995. Forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those expressed in these statements. Factors that may cause such differences include: changes in government and customer priorities and requirements (including government budgetary constraints, shifts in defense spending, and changes in customer short-range and long-range plans); our ability to obtain new contracts, estimate our costs and perform effectively; risks related to our spin-off from
Northrop Grumman (including our increased costs and leverage); our ability to realize the expected benefits from consolidation of our Ingalls facilities; natural disasters; adverse economic conditions in the United States and globally; and other risk factors discussed in our filings with the U.S. Securities and Exchange Commission. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business, and we undertake no obligations to update any forward-looking statements. This presentation also contains non-GAAP financial measures and includes a GAAP reconciliation of these financial measures. Non-
GAAP financial measures should not be construed as being more important than comparable GAAP measures.

Highlights from the Third Quarter 2012

Revenues were $1.6 billion, up 0.2% from Q3 2011
Diluted EPS of $0.26; Adjusted Diluted EPS* of $0.74
Continued strong core operating performance
Newport News operating margin was 9.3%; adjusted Newport News operating margin** was 10.9%
Ingalls operating margin was 0.1%; adjusted Ingalls operating margin** was
1.5%
Continued progress on underperforming ships
Announced $1.7 billion of new contract awards during Q3 2012
Detail design and construction of LPD-27
Continued long-lead-time procurement and construction preparation of CVN-79
John F. Kennedy
Delivered LPD-23 Anchorage
Successfully completed U.S. Navy builder’s trials for LPD-24 Arlington
*   Adjusted for the non-cash workers’ compensation charge and the non-cash tax expense in 2012.  See Appendix for reconciliation to the comparable GAAP figures.
**  Adjusted for the non-cash workers’ compensation charge in 2012.  See Appendix for reconciliation to the unadjusted figures.

Consolidated Revenues
$2,000
$1,600
$1,200
$800
$400
$0
(n millions)
$1,596
$1,593
Q3 2012
Q3 2011

Operating Income
$120
$100
$80
$60
$40
$20
$0
($200)
(in millions)
$66
$90
$110
$(190)
Q3 2012
Q3 2011
GAAP
Adjusted*

Operating Margin
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
4.1%
5.6%
6.9%
nm
Q3 2012
Q3 2011
GAAP
Adjusted*

Diluted EPS
$1.20
$0.70
$0.20
($5.20)
$0.26
$0.74
$1.05
$(5.07)
Q3 2012
Q3 2011
GAAP
Adjusted**

Third Quarter 2012 Consolidated Results

*   Adjusted for the non-cash workers’ compensation charge in 2012 and the non-cash goodwill impairment charge in 2011.  See Appendix for reconciliation to the comparable GAAP figures.
**  Adjusted for the non-cash workers’ compensation charge and the non-cash tax expense in 2012 and the non-cash goodwill impairment charge in 2011.  See Appendix for reconciliation to the comparable GAAP figures.

Segment Revenues
$800
$600
$400
$200
$0
(in millions)
$670
$740
Q3 2012
Q3 2011

Operating Income
$20
$15
$10
$5
$0
($290)
(in millions)
$1
$10
$19
($281)
Q3 2012
Q3 2011
Reported
Adjusted*

Operating Margin
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
0.1%
1.5%
nm
2.6%
Q3 2012
Q3 2011
Reported
Adjusted*

Ingalls Shipbuilding

Ingalls Q3 revenues were down YoY
due to lower volume on amphibious
assault ships, partially offset by higher
volume on surface combatants and
NSCs
Q3 adjusted segment operating income
and margin were down YoY due to $20
million of unfavorable cumulative
adjustments on LPD 22-25 contract
*Adjusted for the non-cash workers’ compensation charge in 2012 and the non-cash goodwill impairment charge in 2011.  See Appendix for reconciliation to the unadjusted figures.

Segment Revenues
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
(n millions)
$944
$876
Q3 2012
Q3 2011

Operating Income
100
80
60
40
20
0
(in millions)
$88
$103
$94
Q3 2012
Q3 2011
Reported
Adjusted*

Operating Margin
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
9.3%
10.9%
10.7%
Q3 2012
Q3 2011
Reported
Adjusted*

Newport News Shipbuilding

Newport News revenues were up in Q3 as
compared to Q3 2011 due to higher
volume on aircraft carriers
Adjusted segment operating income and
margin increased due to higher sales
volume and the CVN-65 EDSRA
resolution
*Adjusted for the non-cash workers’ compensation charge in 2012.  See Appendix for reconciliation to the unadjusted figures.

2013 FAS/CAS Adjustment

At September 30, 2012, YTD actual return on plan assets was approximately 11% and the 2013
FAS discount rate assumption would have been approximately 100 bps lower than 2012
7.00% (116) (106) (95) (82) (70) (56)
8.00% (112) (102) (91) (78) (65) (51)
9.00% (108) (98) (86) (74) (61) (47)
10.00% (106) (96) (84) (72) (59) (45)
11.00% (108) (98) (87) (74) (61) (47)
12.00% (111) (100) (89) (77) (63) (49)
2013 FAS / CAS Adjustment ($M)
Actual
2012
Asset
Return
FAS Discount Rate
3.75% 4.00% 4.25% 4.50% 4.75% 5.00%
The FAS/CAS Adjustment is equal to the pension and other post-retirement benefits cost recorded under U.S. Government Cost Accounting Standards (CAS) less the pension and other post-retirement benefits cost required to be recognized in accordance with the Financial Accounting Standards (FAS) under US GAAP.  The above chart shows the impact of changes in the FAS discount rate assumption and 2012 actual plan asset rates of return on the 2013 FAS/CAS Adjustment.  The final FAS discount rate and the actual rate of return on plan assets will be determined at 12/31/12.  The above is not meant to represent the range of all possible outcomes.  Additional factors including changes in census data will impact the actual 2013 FAS/CAS Adjustment.  The amounts shown above are based on a 2013 long term expected return on asset assumption of 7.5%.  As noted, the 2013 FAS/CAS
Adjustment will be based on market conditions at 12/31/2012.

Appendix

Reconciliations

We make reference to “segment operating income,” “segment operating margin,” “adjusted segment operating income,” “adjusted segment operating margin,” “adjusted operating income,” adjusted operating margin,” “adjusted net earnings,” and “adjusted diluted earnings per share.”
Segment operating income is defined as operating income before the FAS/CAS Adjustment and deferred state income taxes.
Segment operating margin is segment operating income as a percentage of total sales and service revenues.
Adjusted segment operating income is defined as segment operating income as adjusted for the impact of the workers’ compensation charge in 2012 and the impact of the goodwill impairment charge in 2011.
Adjusted segment operating margin is defined as adjusted segment operating income as a percentage of segment sales and service revenues.
Adjusted operating income is defined as operating income adjusted for the impact of the workers’ compensation charge in 2012 and the impact of the goodwill impairment charge in 2011.
Adjusted operating margin is defined as adjusted operating income as a percentage of total sales and service revenues.
Adjusted net earnings is defined as net income adjusted for the tax-adjusted impact of the workers’ compensation charge and the tax expense related to the spin-off Tax Matters Agreement with Northrop Grumman in 2012, and the impact of the goodwill impairment charge in 2011.
Adjusted diluted earnings per share is defined as adjusted net earnings divided by the adjusted weighted-average diluted common shares outstanding.
Segment operating income and segment operating margin are two of the key metrics we use to evaluate operating performance because they exclude items that do not affect segment performance. We believe adjusted segment operating income, adjusted segment operating margin, adjusted operating income, adjusted operating margin, adjusted net earnings and adjusted diluted earnings per share are also useful metrics because they exclude non-operating items that we do not consider indicative of our core operating performance. Therefore, we believe it is appropriate to disclose these measures to help investors analyze our operating performance. However, these measures are not measures of financial performance under GAAP and may not be defined or calculated by other companies in the same manner.

Reconciliation of Non-GAAP Measure – Segment
Operating Income and Segment Operating Margin

Three Months Ended
September 30
$ in millions 2012 2011
Sales and Service Revenues
Ingalls 670 $      740 $
Newport News 944         876 $
Intersegment eliminations (18)          (23)
Total sales and service revenues 1,596 $   1,593 $
Operating Income (Loss)
Ingalls 1 $          (281) $
  As a percentage of sales 0.1%      (38.0%)
Newport News 88           94
  As a percentage of sales 9.3%      10.7%
Total Segment Operating Income (Loss) 89           (187)
As a percentage of sales 5.6%      (11.7%)
Non-segment factors affecting operating income
FAS/CAS Adjustment (19)          (1)
Deferred state income taxes (4)            (2)
Total operating income (loss) 66 $        (190) $
As a percentage of sales 4.1%      (11.9%)
Interest expense (29)          (30)
Federal income taxes (24)          (28)
Total net earnings (loss) 13 $        (248) $

Reconciliation of Non-GAAP Measure – Adjusted
Figures

Three Months Ended
September 30
$ in millions 2012 2011
Adjusted Operating Income (Loss)
Operating Income (Loss) 66 $        (190) $
As a percentage of sales 4.1%      (11.9%)
Non-segment factors affecting adjusted operating income
FAS/CAS Adjustment 19           1
Deferred state income taxes 4             2
Total Segment Operating Income (loss) 89 $        (187) $
As a percentage of sales 5.6%      (11.7%)
Ingalls 1 $          (281) $
Adjustment for non-cash workers' compensation charge 9             -
Adjustment for non-cash goodwill impairment -              300
Adjusted Ingalls 10           19
As a percentage of sales 1.5%      2.6%
Newport News 88           94
Adjustment for non-cash workers' compensation charge 15           -
Adjusted Newport News 103         94
As a percentage of sales 10.9%    10.7%
Total Adjusted Segment Operating Income (Loss) 113 $      113 $
As a percentage of sales 7.1%      7.1%
Total Adjusted Operating Income (Loss)
Operating Income (Loss) 66 $        (190) $
As a percentage of sales 4.1%      (11.9%)
Adjustment for non-cash workers' compensation charge 24           -
Adjustment for non-cash goodwill impairment -          300
Total Adjusted Operating Income (Loss) 90 $        110 $
As a percentage of sales 5.6%      6.9%

Reconciliation of Non-GAAP Measure – Adjusted
Figures (continued)

1. Tax effected at 35% federal statutory tax rate.
2. Adjusted weighted-average diluted common shares outstanding is a non-GAAP measure defined as weighted average common shares outstanding plus the dilutive effect of stock options and stock awards. This measure has been provided for consistency and comparability of the 2011 results with earnings per share from 2012.
Three Months Ended
September 30
$ in millions 2012 2011
Adjusted Net Earnings (Loss)
Net Earnings (Loss) 13 $       (248) $
Adjustment for non-cash workers' compensation charge
(1)
16 -
Adjustment for non-cash goodwill impairment - 300
Adjustment for non-cash tax expense 8 -
Adjusted Net Earnings (Loss) 37 52
Per Share Amounts
Weighted-Average Diluted Shares Outstanding 50.3 48.9
Dilutive impact excluded due to net loss position - 0.6
Adjusted Weighted-Average Diluted Shares Outstanding
(2)
50.3 49.5
Adjusted Diluted EPS
Diluted earnings (loss) per share $0.26 ($5.07)
After-tax non-cash workers' compensation charge per share $0.32 -
Non-cash tax expense per share $0.16 -
Non-cash goodwill impairment per share - $6.13
Impact of Adjusted Weighted-Average Diluted Shares Outstanding - ($0.01)
Adjusted Diluted EPS $0.74 $1.05